                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Henry M. Yonge, M.D.
                                                    --------------------------
                                                    Henry M. Yonge, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ D.L. Van Eldik, M.D.
                                                    --------------------------
                                                    D.L. Van Eldik, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ J. Stewart Hagen, M.D.
                                                    --------------------------
                                                    J. Stewart Hagen, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ James W. Bridges, M.D.
                                                    --------------------------
                                                    James W. Bridges, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ William R. Russell
                                                    --------------------------
                                                    William R. Russell

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Louis C. Murray, M.D.
                                                    --------------------------
                                                    Louis C. Murray, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Robert O. Baratta, M.D.
                                                    ---------------------------
                                                    Robert O. Baratta, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Richard J. Bagby, M.D.
                                                    --------------------------
                                                    Richard J. Bagby, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ James G. White, M.D.
                                                    --------------------------
                                                    James G. White, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Guy T. Selander, M.D.
                                                    --------------------------
                                                    Guy T. Selander, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ David M. Shapiro, M.D.
                                                    --------------------------
                                                    David M. Shapiro, M.D.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                    /s/ Curtis E. Gause, D.D.S.
                                                    --------------------------
                                                    Curtis E. Gause, D.D.S.

                          SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of FPIC Insurance Group, Inc. (the "Corporation") hereby constitutes and appoints Steven R. Smith, Steven M. Rosenbloom and Robert B. Finch, and each and any of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign that certain Form S-8 Registration Statement, on behalf of the Corporation's 401(k) Plan, and any and all amendments (including post-effective amendments) thereto relating to the registration of up to 250,000 (two hundred and fifty thousand) shares of the Corporation's Common Stock and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have executed this special power of attorney this 20th day of July 1996.


                                                  /s/ Gaston J. Acosta-Rua, M.D.
                                                  -----------------------------
                                                  Gaston J. Acosta-Rua, M.D.